    HUMANA INC. EXECUTIVE INCENTIVE COMPENSATION PLAN As Amended and Restated January 1, 2020 I. OBJECTIVES. The objectives of the Humana Inc. Executive Incentive Compensation Plan, as amended and restated (the “Plan”) are to (i) link the compensation of selected executives to certain key performance targets; and (ii) reward them, when appropriate, for their efforts in achieving the performance targets of Humana Inc. (the “Company”), consistent with appropriate balance of risk and reward and appropriate governance and risk management practices aligned to the Company’s short-term and long-term strategic plan. II. ELIGIBILITY AND AWARDS. A. Executives eligible to participate in this Plan (“Participants”) will be limited to Section 16 officers of Humana Inc., as determined pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Participation in the Plan will be approved by the Organization & Compensation Committee of the Board of Directors of the Company (the “Committee”). Each Participant shall be notified of his/her selection as a Participant. B. Incentive compensation will be computed by measuring the Company’s achievement of predetermined goals (“Performance Targets”) established by the Committee in accordance with Internal Revenue Service regulations promulgated under Section 162(m) of the Internal Revenue Code as amended (the “Code”), to the extent applicable. Performance Targets may be expressed in terms of (i) earnings per share, (ii) share price, (iii) consolidated net income, (iv) pre-tax profits, (v) earnings or net earnings, (vi) return on equity or assets, (vii) sales, (viii) cash flow from operating activities, (ix) return on invested capital, (x) membership, (xi) other performance objectives as determined by the Committee, to the extent permitted under Section 162(m) of the Code (if applicable), or (xii) any combination of the foregoing. Performance Targets may be in respect of the performance of the Company, any of its Subsidiaries, any of its divisions or any combination thereof. Performance Targets may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. C. Incentive compensation for a fiscal year or other relevant period determined by the Committee (“Performance Period”) shall be based on the Participant’s base salary paid or accrued during such fiscal year exclusive of any bonus, equity compensation, or fringe benefits paid or accrued during such fiscal year (“Salary”). The Committee shall determine, subject to the limits in the Plan, the potential percentage of Salary which any Participant shall be eligible to receive as incentive compensation, which need not be the same for each Participant. The precise percentage earned shall be based upon a schedule of achievement of Performance Targets. Notwithstanding anything herein to the contrary, the maximum incentive compensation paid for any fiscal year to the CEO may not exceed Six Million Dollars ($6,000,000), or Three Million Dollars ($3,000,000) for any other Participant. D. The Company’s achievement of any relevant Performance Targets will be determined in accordance with generally accepted accounting principles. Any incentive compensation generated pursuant to incentive plans of the Company, including this Plan, shall be accrued and deducted as an expense in the appropriate fiscal year in determining the achievement of any Performance Targets. E. Each Participant may receive an award (“Award”) if the Performance Target(s) established by the Committee are attained in the applicable Performance Period. The applicable Performance Period and Performance Target(s) shall be determined by the Committee consistent with the terms of the Plan and, to the extent applicable, Section 162(m) of the Code. Notwithstanding the fact that the Performance Target(s) have been attained, the Committee may pay an Award of less than the amount determined by the formula or standard established by the Committee or may pay no Award at all. F. The specific Performance Target(s) must be established by the Committee in advance of the deadlines applicable under Section 162(m) of the Code, to the extent applicable, and while the performance relating to the Performance Target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. The Performance Target(s) with respect to any Performance Period may be established on a cumulative basis or in the alternative, and may be established on a stand-alone basis with respect to the Company or on a relative basis with respect to any peer companies or index selected by the Committee. At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, the method of computing the specific amount of Award payable to the Participant if the Performance Target(s) are attained. The objective formula or standard shall preclude the use of discretion to increase the amount of any Award earned pursuant to the terms of the Award. G. If services as a Participant commence after the adoption of the Plan and the Performance Target(s) are established for a Performance Period, the Committee may grant an Award that is proportionately adjusted based on the period of actual service, and the amount of any Award paid to such Participant shall not exceed that proportionate amount of the applicable maximum individual Award allowable under the Plan. H. Notwithstanding anything to the contrary set forth herein, the Performance Target(s) shall be adjusted to reflect the following events, subject to such event resulting in a change to the applicable Performance Target in excess of the aggregate threshold amount established by the Committee at the time of the granting of the applicable Award;: (A) the acquisition or disposition of a business, a merger, or a similar transaction, and the related integration costs including external costs such as legal, accounting and consulting fees and internal costs such as severance and benefits, contract cancellation costs, lease abandonment costs, overhead costs of integration including allocated wages and benefits and administrative costs in connection therewith; (B) the impact of securities issuances or repurchases in connection with an acquisition or disposition of a business, a merger, or a similar transaction, and related expenses including both direct and incremental costs incurred in connection therewith; (C) changes in accounting principles, tax laws, or other laws, provisions or regulations; (D) any litigation or regulatory investigations not in the ordinary course of business; (E) restructuring activity, including, but not limited to, reductions in force not in the ordinary course of business; (F) impact of exit or disposal activities, such as the close of blocks of business, market or product exits, asset sales or abandonments, contracts placed in run-off, related premium deficiency reserves or capital charges; and (G) any extraordinary, natural disaster, unusual and/or infrequent event, including, but not limited to those defined by SEC Regulation S-K Item 10(e), as appropriate for reporting as non-GAAP financial measures. For the avoidance of doubt, the Committee shall in all events retain the discretion to reduce (but not increase) any Award, regardless of the result of any adjustments described above. I. To preserve the intended incentives and benefits of an Award based on a Performance Target, the Committee may determine at the time Performance Targets are established that certain adjustments shall apply to the objective formula or standard with respect to the applicable Performance Target to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following with respect to the Performance Period: (i) the gain, loss, income or expense resulting from changes in accounting principles that become effective during the Performance Period; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from, and the direct expenses incurred in connection with the disposition of a business, or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; (v) the impact of impairment of tangible or intangible assets; including goodwill; (vi) the impact of restructuring or business recharacterization activities, including but not limited to reductions in force, that are reported publicly by the Company; or (vii) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. Each of the adjustments described in this Section may relate to the Company as a whole or any part of the Company’s business operations. The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. In addition to the foregoing, the Committee shall adjust any Performance Targets or other features of an Award that relate to or are wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, recapitalization, combination or exchange of shares or other similar changes in such stock. J. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant’s Award shall be calculated and whether all or any portion of the amount so calculated will be paid, subject in all cases to the terms, conditions and limits of the Plan. To this same extent, the Committee may at any time establish (and, once established, rescind, waive or amend) additional conditions and terms of payment of Awards (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under the Plan or pay Awards under this Plan if applicable Performance Target(s) have not been satisfied. K. Incentive compensation shall be paid to Participants on or before March 15th of the year following the fiscal year with respect to which it was earned or such earlier date as may be required in order that such amount be deductible under the Code for the fiscal year with respect to which it was earned. III. ADMINISTRATION OF THIS PLAN. The Committee has sole authority (except as specified otherwise herein) to determine all questions of interpretation and application of the Plan, or of the terms and conditions pursuant to which Awards are granted under the Plan and in general, to make all determinations advisable for the administration of the Plan to achieve its purpose. The Committee determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and any agreements evidencing such Awards) need not be uniform and may be made by the Committee selectively among persons who receive or are eligible to receive Awards under the Plan, whether or not such persons are similarly situated. Such determinations shall be final and not subject to further appeal. IV. TERMINATION OF EMPLOYMENT. Subject to the discretion of the Committee, a Participant must be actively employed or on short- term disability (as determined pursuant to the applicable Company policy) on the last day of the applicable Performance Period to be eligible for a payout, unless the Participant’s employment was terminated due to: (i) the Participant’s death or [Disability (as defined in the Amended and Restated Humana Inc. Stock Incentive Plan)]; (ii) the Participant’s Retirement; or (iii) the Participant’s termination of employment due to a (A) Workforce Reduction, (B) Position Elimination, (C) Divestiture or (D) position reassignment to a Strategic Joint Venture (as each term is defined in the Amended and Restated Humana Inc. Stock Incentive Plan). To the extent that a Participant is not actively employed on the last day of the applicable Performance Period due to death, Disability, Retirement, Workforce Reduction, Position Elimination, Divestiture or position reassignment to a Strategic Joint Venture, the Participant will be eligible to receive a pro-rated Award based on the period that the Participant was actively employed during the Performance Period, with the amount of the pro-rated Award to be based on actual performance and paid at the same time as Awards are paid to employees who remain actively employed through the end of the applicable Performance Period. V. AMENDMENT OF PLAN. Subject to any restrictions imposed under Section 162(m) of the Code, to the extent applicable, the Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided that no such amendment that would require the consent of the Board and/or stockholders of the Company pursuant to Section 162(m) of the Code, to the extent applicable, or the Exchange Act, any New York Stock Exchange (or other relevant stock exchange) rule or regulation, or any other applicable law, rule or regulation, shall be effective without such consent. VI. GENERAL PROVISIONS. A. No person has any claim or right to be included in this Plan or to be granted incentive compensation under this Plan until such individual has been declared a Participant and received official notice thereof in accordance with the procedures as set forth in this Plan. In addition, all of the requirements and applicable rules and regulations of this Plan must have been met including, but not limited to the availability of funds for incentive compensation awards and the determination by the Committee of the extent to which Performance Targets have been met. B. The designation of an individual as a Participant under this Plan does not in any way alter the nature of the Participant’s employment relationship. Participation in this Plan shall not constitute a contract of employment between the Company or any subsidiary and any person and shall not be deemed to be consideration for, or a condition of, continued employment of any person. C. No benefit provided under the Plan shall be subject to alienation or assignment by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process except (i) to the extent specifically mandated and directed by applicable state or federal statute; and (ii) as requested by the Participant and approved by the Committee to members of the Participant’s family, or a trust established by the Participant for the benefit of family members. D. The Company or a subsidiary may withhold any applicable federal, state or local taxes at such time and upon such terms and conditions as required by law or determined by the Company or subsidiary. E. Each member of the Committee (and each person to whom the Committee or any member thereof has delegated any of its authority or power under this Plan) shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its subsidiaries and upon any other information furnished the Committee in connection with the Plan. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken or failure to act if in good faith. F. In the event the Company becomes a party to a merger, consolidation, sale of substantially all of its assets or any other corporate reorganization in which the Company will not be the surviving corporation or in which the holders of the common stock of the Company will receive securities of another corporation (in any such case, the “New Company”), then the New Company shall assume the rights and obligations of the Company under this Plan. All matters relating to the Plan or to G. Awards granted hereunder shall be governed by the laws of the State of Delaware, without regard to the principles of conflict of laws. G. The expenses of administering the Plan shall be borne by the Company and its subsidiaries.

    H. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. VII. STOCKHOLDER APPROVAL. This Plan has been previously approved by the Company’s stockholders at the April 24, 2008 annual meeting of stockholders. VIII. INTERNAL REVENUE CODE SECTION 162(m). Transactions under this Plan are intended to comply with all applicable conditions of Section 162(m) of the Internal Revenue Code, as amended, or its successor. To the extent any provision of the Plan or action by the Committee fails to so comply (to the extent applicable), it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. VIII. INTERNAL REVENUE CODE SECTION 409A. All Awards granted under the Plan are intended to be exempt from Section 409A of the Code. Notwithstanding this or any other provision of the Plan to the contrary, the Committee may amend the Plan or any Award granted hereunder in any manner, or take any other action that it determines, in its sole discretion, is necessary, appropriate or advisable (including replacing any Award) to cause the Plan or any Award granted hereunder to not be subject to Section 409A of the Code. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A of the Code and shall be final, binding and conclusive on all Participants and other individuals having or claiming any right or interest under the Plan. Adopted: August 21, 2019